                                                                Exhibit 99.23

                        MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        FIRST USA BANK, NATIONAL ASSOCIATION

                ------------------------------------------------------
                  FIRST USA CREDIT CARD MASTER TRUST, SERIES 1999-2
                ------------------------------------------------------

                    Monthly Period:                  2/1/02 to
                                                     2/28/02
                    Distribution Date:               3/19/02
                    Transfer Date:                   3/18/02

     Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1999-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

      A.  Information Regarding the Current Monthly Distribution.
          ------------------------------------------------------

          1. The total amount of the distribution to
             Certificateholders on the Distribution Date per
             $1,000 original certificate principal amount
                                            Class A                    $1.58667
                                            Class B                    $1.78111
                                            Excess Collateral Amount   $5.54167

          2. The amount of the distribution set forth in
             paragraph 1 above in respect of interest on
             the Certificates, per $1,000 original
             certificate principal amount
                                            Class A                    $1.58667
                                            Class B                    $1.78111
                                            Excess Collateral Amount   $5.54167

 MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1999-2
 Page 2


     3. The amount of the distribution set forth in
        paragraph 1 above in respect of principal on the
        Certificates, per $1,000 original certificate
        principal amount
                                    Class A                       $      0.00000
                                    Class B                       $      0.00000
                                    Excess Collateral Amount      $      0.00000

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1. Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period
        which were allocated in respect of the Certificates
                                    Class A                       $67,087,601.32
                                    Class B                       $ 6,049,254.91
                                    Excess Collateral Amount      $ 7,686,647.18
                                                                 ---------------
                                    Total                         $80,823,503.41

     2. Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1) The aggregate amount of Allocations of Finance
             Charge Receivables processed during the Monthly
             Period which were allocated in respect of the
             Certificates
                                    Class A                       $ 6,722,855.75
                                    Class B                       $   606,196.47
                                    Excess Collateral Amount      $   770,279.79
                                                                 ---------------
                                    Total                         $ 8,099,332.01

        (b1) Principal Funding Investment Proceeds
             to Class A)                                          $         0.00
        (b2) Withdrawals from Reserve Account (to Class A)        $         0.00
                                                                 ---------------
             Class A Available Funds                              $ 6,722,855.75

        (c1) Principal Funding Investment Proceeds
             (to Class B)                                         $         0.00
        (c2) Withdrawals from Reserve Account (to Class B)        $         0.00
             Class B Available Funds                              $   606,196.47

        (d1) Principal Funding Investment Proceeds (to CIA)       $         0.00
        (d2) Withdrawals from Reserve Account (to CIA)            $         0.00
             CIA Available Funds                                  $   770,279.79

        (e1) Total Principal Funding Investment Proceeds          $         0.00
        (e2) Investment Earnings on deposits to Reserve
             Account                                              $         0.00

  MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1999-2
  Page 3


     3. Principal Receivable / Investor Percentages
        -------------------------------------------

        (a)  The aggregate amount of Principal
             Receivables in the Trust as of 02/28/02         $33,133,046,650.67


        (b)  Invested Amount as of 02/28/02
             (Adjusted Class A Invested Amount
             during Accumulation Period)
                              Class A                        $   500,000,000.00
                              Class B                        $    45,180,000.00
                              Excess Collateral Amount       $    57,230,000.00
                                                             ------------------
                              Total                          $   602,410,000.00

        (c)  The Floating Allocation Percentage:
                              Class A                                     1.475%
                              Class B                                     0.133%
                              Excess Collateral Amount                    0.169%
                                                             ------------------
                              Total                                       1.777%

        (d)  During the Accumulation Period: The
             Invested Amount as of ______ (the last
             day of the Revolving Period)
                              Class A                        $             0.00
                              Class B                        $             0.00
                              Excess Collateral Amount       $             0.00
                                                             ------------------
                              Total                          $             0.00

        (e)  The Fixed/Floating Allocation Percentage:
                              Class A                                     1.475%
                              Class B                                     0.133%
                              Excess Collateral Amount                    0.169%
                                                             ------------------
                              Total                                       1.777%

  MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1999-2
  Page 4


     4. Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly
        Period

        (a)  30 - 59 days                                      $  475,835,846.04
        (b)  60 - 89 days                                      $  340,884,374.14
        (c)  90 - 119 days                                     $  282,690,589.96
        (d)  120 - 149 days                                    $  237,485,868.48
        (e)  150 - 179 days                                    $  194,349,722.35
        (f)  180 or more days                                  $            0.00
                                Total                          $1,531,246,400.97

     5. Monthly Investor Default Amount.
        --------------------------------

        (a)  The aggregate amount of all defaulted
             Principal Receivables written off as
             uncollectible during the Monthly Period
             allocable to the Invested Amount (the
             aggregate "Investor Default Amount")
                                Class A                        $    2,450,841.53
                                Class B                        $      220,991.14
                                Excess Collateral Amount       $      280,808.29
                                                               -----------------
                                Total                          $    2,952,640.96


     6. Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)  The aggregate amount of Class A Investor
             Charge-Offs and the reductions in the
             Class B Invested Amount and the Excess
             Collateral Amount
                                Class A                        $            0.00
                                Class B                        $            0.00
                                Excess Collateral Amount       $            0.00
                                                               -----------------
                                Total                          $            0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1999-2
Page 5

      (b) The aggregate amount of Class A Investor Charge-
          Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess
          Collateral Amount

                             Class A                             $         0.00
                             Class B                             $         0.00
                             Excess Collateral Amount            $         0.00
                                                                 --------------
                             Total                               $         0.00


   7. Investor Servicing Fee
      ----------------------
      (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                             Class A                             $   625,000.00
                             Class B                             $    56,475.00
                             Excess Collateral Amount            $    71,537.50
                                                                 --------------
                             Total                               $   753,012.50


   8. Reallocated Principal Collections
      ---------------------------------
          The amount of Reallocated Excess Collateral Amount and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or
          Investor Charge-Offs for the prior month.

                             Class B                             $         0.00
                             Excess Collateral Amount            $         0.00
                                                                 --------------
                             Total                               $         0.00

   9. Excess Collateral Amount
      ------------------------
      (a) The amount of the Excess Collateral Amount as of
          the close of business on the related Distribution
          Date after giving effect to withdrawals, deposits
          and payments to be made in respect of the preceding
          month                                                  $57,230,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1999-2
Page 6

    10. The Portfolio Yield
        -------------------
          The Portfolio Yield for the related Monthly Period              10.25%

    11. The Base Rate
        -------------
          The Base Rate for the related Monthly Period                     4.50%


C   Information Regarding the Principal Funding Account
    ---------------------------------------------------

      1.  Accumulation Period

      (a) Accumulation Period Commencement Date                      12/01/2005

      (b) Accumulation Period Length (months)                                 2

      (c) Accumulation Period Factor                                       7.32

      (d) Required Accumulation Factor Number                                 8

      (e) Controlled Accumulation Amount                        $301,205,000.00

      (f) Minimum Payment Rate (last 12 months)                           13.63%

      2.  Principal Funding Account
          -------------------------

          Beginning Balance                                     $          0.00
             Plus: Principal Collections for related Monthly
                   Period from Principal Account                           0.00
             Plus: Interest on Principal Funding Account
                   Balance for related Monthly Period                      0.00

             Less: Withdrawals to Finance Charge Account                   0.00
             Less: Withdrawals to Distribution Account                     0.00
                                                                ---------------
          Ending Balance                                                   0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1999-2
Page 7

      3. Accumulation Shortfall
         ----------------------

               The Controlled Deposit Amount for the previous
               Monthly Period                                          $   0.00

         Less: The amount deposited into the Principal Funding
               Account for the Previous Monthly Period                 $   0.00

               Accumulation Shortfall                                  $   0.00

                                                                       --------
               Aggregate Accumulation Shortfalls                       $   0.00

      4. Principal Funding Investment Shortfall
         --------------------------------------

               Covered Amount                                          $   0.00

         Less: Principal Funding Investment Proceeds                   $   0.00

                                                                       --------
               Principal Funding Investment Shortfall                  $   0.00
                                                                       --------

D. Information Regarding the Reserve Account
   -----------------------------------------

      1. Required Reserve Account Analysis
         ---------------------------------

         (a) Required Reserve Account Amount percentage                 0.00000%

         (b) Required Reserve Account Amount ($)                       $   0.00
             .5% of Invested Amount or other amount
             designated by Transferor)

         (c) Required Reserve Account Balance after effect of
             any transfers on the Related Transfer Date                $   0.00

         (d) Reserve Draw Amount transferred to the Finance
             Charge Account on the Related Transfer Date               $   0.00

      2. Reserve Account Investment Proceeds
         -----------------------------------
         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date           $   0.00

      3. Withdrawals from the Reserve Account
         ------------------------------------
         Total Withdrawals from the Reserve Account transferred
         to the Finance Charge Account on the related Transfer
         Date (1 (d) plus 2 above)                                     $   0.00

      4. The Portfolio Adjusted Yield
         ----------------------------
         The Portfolio Adjusted Yield for the related Monthly
         Period                                                            6.74%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page






                    First USA Bank, National Association
                    as Servicer



                    By: /s/ Tracie Klein
                        -------------------------------
                        Tracie Klein
                        First Vice President